UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Clearway Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

On April 16, 2026, Clearway Energy, Inc. (the “Company”) issued the following press release. The press release was also posted by the Company on its proxy solicitation campaign website at VoteFOR.ClearwayEnergy.com.

Clearway Energy, Inc. Urges Stockholders to Vote “FOR”

Charter Amendment Proposal to Simplify Public Share Class Structure

PRINCETON, N.J., April 16, 2026 – Clearway Energy, Inc. (NYSE: CWEN, CWEN.A) (the “Company”) today reminds all stockholders to vote “FOR” the proposal to amend and restate the Company’s certificate of incorporation (the “Charter Amendment Proposal”), as recommended by the Board of Directors of the Company (the “Board”), to simplify the Company’s public share class structure into a single share class at this year’s Annual Meeting of Stockholders (the “Annual Meeting”) scheduled to take place on April 29, 2026. Stockholders are encouraged to visit www.votefor.clearwayenergy.com for more information on the Charter Amendment Proposal and how to vote.

If approved, the Charter Amendment Proposal is expected to benefit stockholders by enhancing the appeal of the Company’s stock and increasing stockholder value. Leading independent proxy advisory firm Institutional Shareholder Services (“ISS”) has recognized the benefits of the proposal and has recommended stockholders vote “FOR” the proposal. In its April 9, 2026 report, ISS highlighted1:

•	“A vote FOR the proposal is warranted. The proposed conversion [of the Company’s Class A common stock into Class C common stock] would eliminate the disparity in voting rights between the two classes of public shares.”

•	“The board has disclosed a compelling reason for the conversion, which is expected to benefit stockholders by eliminating the complexity of the public trading structure, addressing the persistent valuation discount of the Class A common stock, improving trading liquidity, and potentially enhancing the appeal to a broader investor base.”

•	“…the board states that the conversion is responsive to suggestions from stockholders.”

The deadline to vote by proxy is 11:59 p.m. Eastern Time on April 28, 2026. Stockholders of record at the close of business on March 19, 2026 are entitled to vote at the Annual Meeting. Every vote counts and stockholders are urged to vote regardless of the amount of shares they hold. Stockholders can vote “FOR” the Company’s proposal by:

•	Voting online by accessing the website address indicated on their proxy card or voting instruction form

•	Attending the Annual Meeting virtually on April 29, 2026 at 9:00 a.m., Eastern Time, and using the 16-digit control number provided on their proxy card

•	If within the United States, using a touch-tone telephone to vote by calling the telephone number printed on their proxy card or voting instruction card

•	Completing, signing, dating, and returning a proxy card to the mailing address provided

VOTE TODAY

For more information and additional materials visit www.votefor.clearwayenergy.com.

1 Permission to use quotes neither sought nor obtained

If you have any questions or need assistance in voting your shares, please call or email our proxy solicitor:

(800) 322-2885 or (212) 929-5500

proxy@mackenziepartners.com

Notice: Although MacKenzie Partners may answer questions and assist you in voting your shares, MacKenzie Partners is not authorized to make, and will not make, any recommendation to our stockholders to either approve or disapprove the Charter Amendment Proposal or otherwise express any opinion or judgment concerning the Charter Amendment Proposal. No fees will be paid to MacKenzie Partners for the solicitation of any stockholder to submit proxies or vote in favor of the Charter Amendment Proposal.

About Clearway Energy, Inc.

Clearway Energy, Inc. is one of the largest owners of clean energy generation assets in the U.S. Our portfolio comprises approximately 12.9 GW of gross capacity in 27 states, including approximately 10.1 GW of wind, solar and battery energy storage systems and approximately 2.8 GW of conventional dispatchable power capacity that provide critical grid reliability services. Through our diversified and primarily contracted clean energy portfolio, Clearway Energy endeavors to provide its investors with stable and growing dividend income. Clearway Energy, Inc.’s Class C and Class A common stock are traded on the New York Stock Exchange under the symbols CWEN and CWEN.A, respectively. Clearway Energy, Inc. is sponsored by its controlling investor, Clearway Energy Group LLC. For more information, visit investor.clearwayenergy.com.

Safe Harbor Disclosure

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are subject to certain risks, uncertainties and assumptions, and typically can be identified by the use of words such as “expect,” “estimate,” “target,” “anticipate,” “forecast,” “plan,” “outlook,” “believe” and similar terms. Such forward-looking statements include, but are not limited to, statements regarding the potential or anticipated benefits or effects of the proposed amendment and restatement of the Company’s certificate of incorporation or the conversion of shares of the Company’s Class A common stock into shares of the Company’s Class C common stock (the “Class A Conversion”), the tax consequences of the Class A Conversion and other statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions and future performance and condition.

Although the Company believes that the expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, risks and uncertainties related to: the ability of the Company to obtain the requisite stockholder approvals for the Charter Amendment Proposal; the timing of the Class A Conversion; unforeseen or adverse changes in the capital markets generally or in trading conditions applicable to the Company’s securities; the impact of the Class A Conversion on the Company’s ability to execute its capital allocation strategy; unanticipated costs or expenses in connection with the Charter Amendment Proposal or the Class A Conversion; potential litigation or other proceedings challenging the Charter Amendment Proposal or the Class A Conversion; the effect of the announcement of the Charter Amendment Proposal on the trading prices of the Class A common stock and Class C common stock; and risks related to the Company’s business, operations, financial condition and prospects.

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The foregoing review of factors that could cause the Company’s actual results to differ materially from those contemplated in the forward-looking statements included in this communication should be considered in connection with information regarding risks and uncertainties that may affect the Company’s future results included in its filings with the Securities and Exchange Commission (the “SEC”) at www.sec.gov. In addition, the Company makes available free of charge at www.clearwayenergy.com, copies of materials it files with, or furnishes to, the SEC.

# # #

Contacts:

Investors:	Media:
Akil Marsh	Julia Poska
investor.relations@clearwayenergy.com	media@clearwayenergy.com
609-608-1500
Jeanne Carr
MacKenzie Partners
jcarr@mackenziepartners.com
212-929-5916

Additional Information

This communication may be deemed to be solicitation material in respect of the Charter Amendment Proposal. The Charter Amendment Proposal is described in full in the Company’s definitive proxy statement relating to the Annual Meeting (including any amendments and supplements thereto, the “Proxy Statement”), which has been filed with the SEC. The Company may also file other relevant documents with the SEC regarding its solicitation of proxies for the Annual Meeting. This communication is not a substitute for the Proxy Statement, any amendments or supplements thereto or any other document that may be filed by the Company with the SEC. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT SOLICITATION MATERIALS AND DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders can obtain copies of the Proxy Statement, and any amendments or supplements thereto and other documents as and when filed by the Company with the SEC, without charge, at the SEC’s website at www.sec.gov and on the Investor Relations page of the Company’s website at www.clearwayenergy.com. Copies of the Proxy Statement, any amendments and supplements thereto and any filings with the SEC that will be incorporated by reference in the Proxy Statement can also be obtained, without charge, by directing a request to the Company’s Investor Relations department by email at investor.relations@clearwayenergy.com.

Governance Protections Through Voting Trust Agreement

If the Charter Amendment Proposal is approved by stockholders, Clearway Energy Group LLC (“CEG”), the owner of all of the Company’s outstanding Class B common stock and Class D common stock, would enter into a Voting Trust Agreement (the “Voting Trust Agreement”) designed to preserve the total relative voting power of the Company’s public stockholders following the Class A Conversion. Under the Voting Trust Agreement, CEG would deposit into a voting trust a number of shares of its Class B common stock (the “Voting Trust Shares”) necessary to maintain the same total relative voting power that the public stockholders held in the Company as of immediately prior to the Class A Conversion. The voting trustee under the Voting Trust Agreement would be required to vote the Voting Trust Shares in the same proportion as the votes cast by all stockholders of the Company. For additional information regarding the Voting Trust Agreement, please refer to the Proxy Statement, including any amendments and supplements thereto.

Certain Information Regarding Participants in the Solicitation

The Company, its directors and certain of its executive officers, as well as certain employees of CEG in accordance with the services such employees perform for and on behalf of the Company pursuant to an Amended and Restated Master Services Agreement and Payroll Sharing Agreement between the Company and CEG (the “CEG Master Services Agreement”), may be deemed to be participants in connection with the solicitation of proxies from Company stockholders in respect of the matters to be considered at the Annual Meeting. Information regarding the names of such directors and executive officers and their respective interests in the Company, by securities holdings or otherwise, is available in the Proxy Statement. To the extent the Company’s directors and executive officers have acquired or disposed of securities holdings since the applicable “as of” date discussed in the Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial Ownership on Form 3 or amendments to beneficial ownership reports on Schedules 13D or 13G filed with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in respect of the Annual Meeting are included in the Proxy Statement and other relevant materials to be filed with the SEC as and when they become available.

The Company has no contract, arrangement or understanding relating to the payment of, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent or any other person in connection with the Class A Conversion or the solicitation of proxies or votes in favor of the Charter Amendment Proposal. In addition, neither our proxy solicitor, MacKenzie Partners, Inc., nor any broker, dealer, salesperson, agent or any other person is engaged or authorized to express any opinion, recommendation or judgment with respect to the relative merits and risks of the Class A Conversion or the Charter Amendment Proposal. The Board and officers of the Company, as well as employees of CEG in accordance with the services such employees perform for and on behalf of the Company pursuant to the CEG Master Services Agreement, may solicit proxies or votes in favor of the Charter Amendment Proposal and will answer inquiries concerning the Charter Amendment Proposal and the Class A Conversion. However, no such employees will receive additional compensation for, and no such employees have been hired or appointed for the purpose of, soliciting proxies or votes in favor of the Charter Amendment Proposal or answering any such inquiries. In addition, the fees payable by us to CEG under the CEG Master Services Agreement are not contingent upon the number of proxies or votes in favor of the Charter Amendment Proposal.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are subject to certain risks, uncertainties and assumptions, and typically can be identified by the use of words such as “expect,” “estimate,” “target,” “anticipate,” “forecast,” “plan,” “outlook,” “believe” and similar terms. Such forward-looking statements include, but are not limited to, statements regarding the potential or anticipated benefits or effects of the proposed amendment and restatement of the Company’s certificate of incorporation (the “Charter Amendment”) or the conversion of shares of the Company’s Class A common stock, par value $0.01 per share, into shares of the Company’s Class C common stock, par value $0.01 per share, that would result from the Charter Amendment (the “Class A Conversion”), the tax consequences of the Class A Conversion and other statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions and future performance and condition.

Although the Company believes that the expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, risks and uncertainties related to: the ability of the Company to obtain the requisite stockholder approvals for the Charter Amendment; the timing of the Class A Conversion; unforeseen or adverse changes in the capital markets generally or in trading conditions applicable to the Company’s securities; the impact of the Class A Conversion on the Company’s ability to execute its capital allocation strategy; unanticipated costs or expenses in connection with the proposal to approve the Charter Amendment (the “Charter Amendment Proposal”) or the Class A Conversion; potential litigation or other proceedings challenging the Charter Amendment Proposal or the Class A Conversion; the effect of the announcement of the Charter Amendment Proposal on the trading prices of the Class A common stock and Class C common stock; and risks related to the Company’s business, operations, financial condition and prospects.

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. The foregoing review of factors that could cause the Company’s actual results to differ materially from those contemplated in the forward-looking statements included in this filing should be considered in connection with information regarding risks and uncertainties that may affect the Company’s future results included in its filings with the Securities and Exchange Commission (the “SEC”) at www.sec.gov. In addition, the Company makes available free of charge at www.clearwayenergy.com, copies of materials it files with, or furnishes to, the SEC.

Additional Information

The Charter Amendment Proposal is described in full in the Company’s definitive proxy statement (including any amendments and supplements thereto, the “Proxy Statement”) relating to its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”), which has been filed with the SEC. The Company may also file other relevant documents with the SEC regarding its solicitation of proxies for the 2026 Annual Meeting. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT SOLICITATION MATERIALS AND DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders can obtain copies of the Proxy Statement, any amendments or supplements thereto and other documents as and when filed by the Company with the SEC, without charge, at the SEC’s website at www.sec.gov, and on the Investor Relations page of the Company’s website at www.clearwayenergy.com. Copies of the Proxy Statement and any filings with the SEC that will be incorporated by reference in the Proxy Statement can also be obtained, without charge, by directing a request to the Company’s Investor Relations department by email at investor.relations@clearwayenergy.com.

Certain Information Regarding Participants in the Solicitation

The Company, its directors and certain of its executive officers, as well as certain employees of Clearway Energy Group LLC (“CEG”) in accordance with the services such employees perform for and on behalf of the Company pursuant to an Amended and Restated Master Services Agreement and Payroll Sharing Agreement between the Company and CEG (the “CEG Master Services Agreement”), may be deemed to be participants in connection with the solicitation of proxies from Company stockholders in respect of the matters to be considered at the 2026 Annual Meeting. Information regarding the names of such directors and executive officers and their respective interests in the Company, by securities holdings or otherwise, is available in the Proxy Statement. To the extent the Company’s directors and executive officers have acquired or disposed of securities holdings since the applicable “as of” date discussed in the Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4, Initial Statements of Beneficial Ownership on Form 3 or amendments to beneficial ownership reports on Schedules 13D or 13G filed with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in respect of the 2026 Annual Meeting are included in the Proxy Statement and other relevant materials to be filed with the SEC as and when they become available.

The Company has no contract, arrangement or understanding relating to the payment of, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent or any other person in connection with the Class A Conversion or the solicitation of proxies or votes in favor of the Charter Amendment Proposal. In addition, neither the Company’s proxy solicitor, MacKenzie Partners, Inc., nor any broker, dealer, salesperson, agent or any other person is engaged or authorized to express any opinion, recommendation or judgment with respect to the relative merits and risks of the Class A Conversion or the Charter Amendment Proposal. The Board and officers of the Company, as well as employees of CEG in accordance with the services such employees perform for and on behalf of the Company pursuant to the CEG Master Services Agreement, may solicit proxies or votes in favor of the Charter Amendment Proposal and will answer inquiries concerning the Charter Amendment Proposal and the Class A Conversion. However, no such employees will receive additional compensation for, and no such employees have been hired or appointed for the purpose of, soliciting proxies or votes in favor of the Charter Amendment Proposal or answering any such inquiries. In addition, the fees payable by the Company to CEG under the CEG Master Services Agreement are not contingent upon the number of proxies or votes in favor of the Charter Amendment Proposal.